Stock-Based Compensation	12 Months Ended
Dec. 31, 2022
Compensation Related Costs [Abstract]
Stock-Based Compensation
10. Stock-Based Compensation
Equity Incentive Plan
—In July 2019, the Company adopted the 2019 Equity Incentive Plan (the 2019 Plan) pursuant to which the Company’s board of directors may grant non-statutory
stock options, stock appreciation rights, restricted stock, and restricted stock units to employees and non-employees
and incentive stock options only to employees. The 2019 Plan initially authorized grants of awards of up to 374,076 shares. In April 2020, the board of directors increased the number of shares of the Company’s common stock authorized for issuance under the 2019 Plan by 2,210,062 to 2,584,138 shares. Additionally, in December 2020, the board of directors approved to increase the number of shares of the Company’s common stock authorized for issuance under the 2019 Plan by 1,211,791 to 3,795,929 shares. In August 2022, the board of directors approved an increase in the shares authorized under the 2019 Equity Incentive Plan of 885,315 shares, for a total authorized amount of 4,681,244.
Awards granted under the 2019 Plan expire no later than 10 years from the date of grant. For incentive stock options and non-statutory
stock options, the option exercise price will not be less than 100% of the estimated fair value on the date of grant. Options and restricted stock granted to employees typically vest over a four-year period but may be granted with different vesting terms.

Stock Option Repricing
Effective August 9, 2022, the Company’s board of directors repriced certain previously granted and still outstanding vested and unvested stock option awards under the 2019 Plan. As a result, the exercise price for these awards was lowered to $2.48 per share, which was the fair value of the Company’s common stock on August 9, 2022. No other terms of the repriced stock options were modified, and the repriced stock options will continue to vest according to their original vesting schedules and will retain their original expiration dates. As a result of the repricing, 2,209,826 vested and unvested stock options outstanding as of August 9, 2022, with original exercise prices ranging from $4.68 to $7.56, were repriced. The repricing on August 9, 2022 resulted in incremental stock-based compensation expense of $1.0 million, of which $0.3 million related to vested stock option awards and was expensed on the repricing date, and $0.7 million related to unvested stock option awards is being amortized on a straight-line basis over the remaining weighted-average vesting period of those awards of approximately 2.9 years.
The following table summarizes the stock plan activity:

	Available for Grant	Stock Options Outstanding	Weighted- Average Exercise Price	Weighted- Average Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding - January 1, 2021	2,593,057	985,399	$1.12	9.47	$3,509
Options granted	(2,189,377)	2,189,377	$4.71	9.38
Options exercised and vested	—	(99,373)	$2.26	8.77

Outstanding - December 31, 2021	403,680	3,075,403	$3.64	9.11	$9,657
Increase in option pool	885,315
Options granted	(391,653)	391,653	$5.66	9.38
Options exercised and vested	—	(141,462)	$3.72	8.09
Options cancelled and forfeited	8,923	(8,923)	$4.68	8.23

Outstanding - December 31, 2022	906,265	3,316,671	$2.20	8.26	$1,194

Exercisable - December 31, 2022		1,707,882	$1.85	8.00

Vested and expected to vest - December 31, 2022		3,316,671	$2.20	8.26

The total intrinsic value of exercised and vested incentive awards during the year ended December 31, 2022 was $0.1 million and is calculated on the difference between the exercise price and the fair value of the Company’s common stock as of the exercise date.
The Company records stock-based compensation expense on a straight-line basis over the vesting period. As of December 31, 2022, total compensation cost not yet recognized related to unvested stock options was $7.7 million, which is expected to be recognized over a weighted-average period of 2.43 years.

Restricted stock award activity
—Upon formation of the Company in June 2019, the Company issued 3.0 million shares in restricted common stock to the founders of the Company at $0.0003 per share. 25% of the shares vested immediately upon issuance, with the remaining shares vesting evenly over 36 or 48 months. Vesting may be accelerated upon a change in control, as defined in the holder agreements. If the holders cease to have a business relationship with the Company, any unvested shares held by these individuals may be repurchased at their original purchase price. The unvested restricted stock is not considered outstanding for accounting purposes until the shares vest. As of December 31, 2022 and 2021, there were 41,499 and 438,045 shares subject to repurchase, respectively.
Additionally, between 2019 and 2020, the Company issued a total of 197,262 shares of restricted stock to employees and consultants for aggregate consideration of $27,000. The purchase price of the restricted stock was the estimated fair value on the grant date. The restricted stock awards are subject to vesting over a period of four to five years, and vesting may be accelerated upon a change in control, as defined in the holder agreements.
If

the holders cease to have a business relationship with the Company, any unvested shares held by these individuals may be repurchased at their original purchase price. The unvested restricted stock is not considered outstanding for accounting purposes until the shares vest.
The following summarizes restricted stock activity:

	Number of Shares	Weighted- Average Grant Date Fair Value
Unvested—December 31, 2020	160,935	$0.14
Granted	—	—
Vested	(63,032)	0.14
Forfeited	—	—

Unvested—December 31, 2021	97,903	0.14
Granted	—	—
Vested	(47,446)	0.14
Forfeited	—	—

Unvested—December 31, 2022	50,457	$0.14

The aggregate fair value of restricted stock that vested during the year ended December 31, 2022 was $0.1 million. The weighted-average grant date fair value of restricted stock that vested during the year ended December 31, 2022 was $0.14. Total intrinsic value of restricted stock as of December 31, 2022 was $0.2 million. As of December 31, 2022, total compensation cost not yet recognized related to unvested restricted stock was $4,000, which is expected to be recognized over a weighted-average period of 1.12 years.
The aggregate fair value of restricted stock that vested during the year ended December 31, 2021 was $0.3 million. The weighted-average grant date fair value of restricted stock that vested during the year ended December 31, 2021 was $0.14. Total intrinsic value of restricted stock as of December 31, 2021 was $3.6 million. As of December 31, 2021, total compensation cost not yet recognized related to unvested restricted stock was $7,000, which is expected to be recognized over a weighted-average period of 2.04 years.

Stock-based compensation expense
—The Company recorded stock-based compensation expense of $3.2 million and $1.9 million during the years ended December 31, 2022 and 2021, respectively.
Stock-based compensation expense is classified as follows (in thousands):

	Year Ended December 31,
	2022	2021
Research and development	$1,893	$1,019
General and administrative	1,298	905

Total stock-based compensation expense	$3,191	$1,924

The fair value of each stock option grant is estimated on the date of grant using a Black-Scholes model. The following summarizes the inputs used:

	Year Ended December 31,
	2022	2021
Stock price	$2.48 - $6.78	$5.69 - $7.18
Expected term (years)	5.8 - 6.3 Years	6 Years
Expected volatility	80%	75% - 80%
Risk-free interest rate	1.60% - 3.00%	1.00% - 1.40%
Expected dividend yield	—	—